UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2009

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 4, 2009, China Medicine Corporation, a Nevada corporation (the “Company”) through its wholly-owned subsidiary, Guangzhou Konzern Pharmaceuticals Co., Ltd., a company organized under the laws of the People’s Republic of China (“Konzern”), completed its previously announced acquisition of 100% of the equity interests (the “Interests”) in Guangzhou LifeTech Pharmaceuticals Co., Ltd (“LifeTech”) from Sinoform Limited, a company registered under the laws of the British Virgin Islands (“Sinoform”).  The acquisition was completed pursuant to an Equity Ownership Transfer Agreement (the “Transfer Agreement”) between Konzern and SinoForm.

In consideration for the sale of the Interests by Sinoform, Konzern paid Sinoform an aggregate cash payment of RMB57,000,000 (approximately $8,344,800, using the exchange rate RMB1=$0.1464 on December 10, 2009, which also applies to the following currency conversions) in addition to the assumption of RMB89,800,000 (approximately $13,146,720) of LifeTech’s outstanding bank debt.  Konzern paid down RMB50,000,000 (approximately $7,320,000) of LifeTech’s bank loans, which reduced LifeTech’s outstanding bank debt from RMB89,800,000 to RMB39,800,000 (approximately $5,826,720).  Konzern financed the acquisition with existing cash and operating cash flow and loans through commercial banks.

A copy of the Transfer Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 30, 2009.  The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transfer Agreement.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed, pursuant to Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed, pursuant to Item 9.01(b)(2) of Form 8-K.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Equity Ownership Transfer Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 30, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:    December 14, 2009

Exhibit Index

Exhibit Number	Description

10.1	Form of Equity Ownership Transfer Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 30, 2009)